Commitments and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and contingencies [Abstract]
Commitments and contingencies

Note 19 - Commitments and contingencies

The management is not currently aware of any threatened or pending litigation or legal matters, which would have a significant effect on the Company's consolidated financial statements as of December 31, 2012 and 2011.

Our contractual obligations primarily consist of operating lease obligations and capital commitments. The following table sets forth a breakdown of our contractual obligations as of December 31, 2012, and their maturity profile:

	Payment Due by Period
	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Capital contributions (1)	$1,949	$1,949	$-	$-	$-
Short-term loans	6,230	6,230	-	-	-
Operating lease obligations
- Honesty Group(2)	403	105	161	137	-
- Other	311	211	100	-	-
Total	$8,893	$8,495	$261	$137	$-

(1)	The registered capital of SGOCO (Fujian) and Beijing SGOCO are $2,200 and $500, respectively. As of December 31, 2012, SGOCO International had paid capital of $450 and $301 to SGOCO (Fujian) and Beijing SGOCO, respectively. SGOCO International is obligated to pay up the remaining capital contribution obligations within two years of the date of issuance of each subsidiary's business license according to PRC registration capital management rules.

(2)	Lease obligations for our office premises, warehouses, computer and other hardware. Following the Sale of Honesty Group, the Company rents from Honesty Group 3,000 square meters for office premises, warehouses and staff dormitory in Fujian at a monthly rent of $6 for a period of 1-7 years from July 1, 2011.